UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2006

VERINT SYSTEMS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-49790	11-3200514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 19, 2006, Verint Systems Inc. (the “Company”) issued a press release announcing that it received a letter on December 13, 2006 from The Nasdaq Global Market indicating that the Company’s failure to file with the Securities and Exchange Commission the Company’s Quarterly Report on Form 10-Q for the period ended October 31, 2006 on the required date could serve as an additional basis for the delisting of Verint’s securities from Nasdaq, under Nasdaq Marketplace Rule 4310(c)(14) and informing the Company that it may submit in writing additional information for the Nasdaq Listing Qualifications Panel’s consideration by December 20, 2006. Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended.

Verint did not file its Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2006 on the required filing date for the reasons previously announced by Verint relating to the ongoing investigation by a special committee of the Board of Directors of Comverse Technology, Inc. (“Comverse”), the 57% stockholder of Verint, of Comverse’s stock option practices and its preliminary conclusion that the actual dates of measurement for certain past awards granted by Comverse differed from the recorded grant dates for such awards, as well as the facts and circumstances underlying the recently announced investigation by the Comverse special committee of other actual and potential accounting errors, and the potential impact, if any, of such matters on Verint’s financial statements.

As previously disclosed by Verint, Nasdaq has informed Verint that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) has stayed any decision to delist the Company’s securities pending further review by the Listing Council.

The Listing Council, acting pursuant to its discretionary authority under Marketplace Rule 4807(b), granted this stay pursuant to a request by the Company for the Listing Council to review and stay the August 18, 2006 decision by the Nasdaq Listing Qualifications Panel to delist the Company’s securities unless the Company filed its delinquent Annual Report on Form 10-K for the fiscal year ended January 31, 2006, its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006, and the Current Report on Form 8-K/A to amend the Form 8-K dated January 9, 2006, by September 25, 2006. In addition to its request for a stay, the Company also requested that the Listing Council grant the Company a 60-day extension from the date of the decision based upon the Listing Council’s review in order for the Company to complete all of its filings.

There can be no assurance that the outcome of the Listing Council’s review will be favorable to the Company, that the Listing Council will not lift the stay as a result of the Company’s inability to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2006, or that the Company’s securities will remain listed on The Nasdaq Global Market.

A copy of a press release relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release of Verint Systems Inc., dated December 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date: December 19, 2006
	By:	/s/ Peter Fante
	Name:	Peter Fante
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Verint Systems Inc., dated December 19, 2006.